                                                                      EXHIBIT 24


                            LIMITED POWER OF ATTORNEY

Each of the undersigned officers and directors of Corn Products International, Inc. hereby severally constitute and appoint Marcia E. Doane and James W. Ripley, and each of them, their true and lawful attorneys-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign the Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto, with respect to the registration under the Securities Act of securities and obligations of Corn Products International, Inc. with respect to its Deferred Compensation Plan for Outside Directors and its Supplemental Executive Retirement Plan and to file the same with exhibits thereto and other documents in connection therewith, with the Commission, whether filed prior or subsequent to the time such registration statement become effective, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


                SIGNATURE                                       TITLE(S)                             DATE SIGNED
                ---------                                       --------                             -----------
     /s/ Samuel C. Scott                   Chairman, President and Chief Executive Officer       December 13, 2001
--------------------------------------     (principal executive officer)
     Samuel C. Scott

     /s/ James W. Ripley                   Chief Financial Officer (principal financial          December 19, 2001
--------------------------------------     officer and principal accounting officer)
     James W. Ripley

     /s/ Richard J. Almeida                Director                                              December 15, 2001
--------------------------------------
     Richard J. Almeida

     /s/ Ignacio Aranguren-Castiello       Director                                              December 19, 2001
--------------------------------------
     Ignacio Aranguren-Castiello

     /s/ Alfred C. DeCrane, Jr.            Director                                              December 19, 2001
--------------------------------------
     Alfred C. DeCrane, Jr.

     /s/ Guenther E. Greiner               Director                                              December 14, 2001
--------------------------------------
     Guenther E. Greiner

     /s/ Ronald M. Gross                   Director                                              December 20, 2001
--------------------------------------
     Ronald M. Gross

     /s/ Karen L. Hendricks                Director                                              December 21, 2001
--------------------------------------
     Karen L. Hendricks

     /s/ Richard G. Holder                 Director                                              December 14, 2001
--------------------------------------
     Richard G. Holder

     /s/ Bernard H. Kastory                Director                                              December 21, 2001
--------------------------------------
     Bernard H. Kastory

     /s/ William S. Norman                 Director                                              December 20, 2001
--------------------------------------
     William S. Norman

     /s/ James M. Ringler                  Director                                              December 17, 2001
--------------------------------------
     James M. Ringler

     /s/ Konrad Schlatter                  Director                                              December 19, 2001
--------------------------------------
     Konrad Schlatter

     /s/ Clifford B. Storms                Director                                              December 14, 2001
--------------------------------------
     Clifford B. Storms